Exhibit 10.6
CONTINUING SECURITY AGREEMENT

Name of Debtor:	IRIS Global Network, Inc., a Delaware corporation (the “Debtor”)
State Organization No.:	3644518
Debtor’s Address:	9158 Eton Avenue, Chatsworth, CA 91311
Dated as of July 27, 2011
This Continuing Security Agreement is entered into as of July 27, 2011, by and between the Debtor and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the lenders party to the Credit Agreement referred to below (in such capacity, together with its successors and assigns in such capacity, the “Agent”), whose address is 300 South Grand Avenue, Floor 4, Los Angeles, CA 90071.
IRIS International, Inc., a Delaware corporation (the “Borrower”), the Agent, and the Lenders are entering into that certain Credit Agreement, dated as of July 27, 2011 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement). The Debtor is entering into this agreement in order to induce the Agent and the Lenders to enter into and extend credit to the Debtor under the Credit Agreement.
Grant of Security Interest. The Debtor grants, pledges, and assigns to the Agent, on behalf of and for the ratable benefit of the Lenders, a continuing security interest in all of the “Collateral” (as hereinafter defined) owned by the Debtor, all of the collateral in which the Debtor has rights or power to transfer rights and all Collateral in which Debtor later acquires ownership, other rights or rights or power to transfer rights to secure the payment and performance of the Liabilities.
Liabilities. “Liabilities” means all obligations, indebtedness and liabilities of the Borrower whether individual, joint and several, absolute or contingent, direct or indirect, liquidated or unliquidated, now or hereafter existing in favor of the Agent, including without limitation, all liabilities, all interest, costs and fees arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, credit card, lease, Rate Management Transaction, acceptance, foreign exchange contract or depository service contract, whether payable to the Agent or to a third party and subsequently acquired by the Agent, any monetary obligations (including interest) incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations, rearrangements, restatements, replacements or substitutions of any of the foregoing. “Rate Management Transaction” means (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Borrower and JPM and/or its Affiliates which relate to a Swap Agreement, or (b) any type of transaction that is similar to a transaction referred to in clause (a) above that is currently, or in the future becomes, recurrently entered into in the financial markets and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, or any combination of the foregoing transactions. The Debtor and the Agent specifically contemplate that Liabilities include indebtedness hereafter incurred by the Borrower to the Agent.
Collateral. Accounts; Chattel Paper; Deposit Accounts and other payment obligations of a financial institution (including the Agent); Documents; Equipment; General Intangibles; Instruments; Inventory; Investment Property; and Letter of Credit Rights.
Description of Collateral. As used in this agreement, the term “Collateral” means all of the Debtor’s property whether owned individually or jointly with others of the types indicated above and defined below, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, including but not limited to any items listed on any schedule or list attached hereto. In addition, the term “Collateral” includes all “proceeds,” “products” and “supporting obligations” (as such terms are defined in the “UCC”, meaning the Uniform Commercial Code of California, as in effect from time to time) of the Collateral indicated above, including but not limited to all stock rights, subscription rights, dividends, stock dividends, stock splits, or liquidating dividends, and all cash, accounts, chattel paper, “instruments,” “investment property,” “financial assets,” and “general intangibles” (as such terms are defined in the UCC) arising from the sale, rent, lease, casualty loss or other disposition of the Collateral, and any Collateral returned to, repossessed by or stopped in transit by the Debtor, and all insurance claims relating to any of the Collateral (defined above). The term “Collateral” further includes all of the Debtor’s right, title and interest in and to all books, records and data relating to the Collateral identified above, regardless of the form of media containing such information or data, and all software necessary or desirable to use any of the Collateral identified above or to access, retrieve, or process any of such information or data. Where the Collateral is in the possession of the Agent or the Agent ‘s agent, the Debtor agrees to deliver to the Agent any property that represents an increase in the Collateral or profits or proceeds of the Collateral.

1.	“Accounts” means all of the Debtor’s “accounts” as defined in Article 9 of the UCC.
2.	“Chattel Paper” means all of the Debtor’s “chattel paper” as defined in Article 9 of the UCC.
3.	“Deposit Accounts” means all of the Debtor’s “deposit accounts” as defined in Article 9 of the UCC and other payment obligations of a financial institution (including the Agent) to the Debtor.
4.	“Documents” means all of the Debtor’s “documents” as defined in Article 9 of the UCC.
5.
“Equipment” means all of the Debtor’s “equipment” as defined in Article 9 of the UCC. In addition, “Equipment” includes any “documents” (as defined in Article 9 of the UCC) issued with respect to any of the Debtor’s “equipment” (as defined in Article 9 of the UCC) and certificates of title relating to the foregoing. Without limiting the security interest granted, the Debtor represents and warrants that the Debtor’s Equipment is presently located at the address set forth in this agreement or in a separate Collateral Location Schedule delivered to the Agent.

6.
“General Intangibles” means all of the Debtor’s “general intangibles”, as defined in Article 9 of the UCC. In addition, “General Intangibles” further includes any right to a refund of taxes paid at any time to any governmental entity.

7.	“Instruments” means all of the Debtor’s “instruments” as defined in Article 9 of the UCC.
8.
“Inventory” means all of the Debtor’s “inventory” as defined in Article 9 of the UCC. In addition, “Inventory” includes any “documents” and certificates of title issued with respect to any of the Debtor’s “inventory” (as defined in Article 9 of the UCC). Without limiting the security interest granted, the Debtor represents and warrants that the Debtor’s Inventory is presently located at the address set forth in this agreement or in a separate Collateral Location Schedule delivered to the Agent.

9.	“Investment Property” means all of the Debtor’s “investment property” as defined in Article 9 of the UCC and all of the Debtor’s “financial assets,” as defined in Article 8 of the UCC.
10.	“Letter of Credit Rights” means all of the Debtor’s “letter of credit rights” as defined in Article 9 of the UCC.
Notwithstanding anything contained in this agreement to the contrary, the term “Collateral” shall not include voting capital stock of any controlled foreign corporation (as that term is defined in the Code) (“CFC”) of the Debtor, solely to the extent that (y) such capital stock represents more than 65% of the outstanding voting capital stock of such CFC, and (z) pledging or hypothecating more than 65% of the total outstanding voting capital stock of such CFC would result in material adverse tax consequences.
Collateral Location Schedule. “Collateral Location Schedule” means a schedule in the form attached to this agreement. The Debtor agrees to complete, execute and deliver a Collateral Location Schedule to the Agent with respect to any Collateral for which the Debtor has identified a location in this agreement: (i) concurrently with the execution of this agreement, if the initial location of the Collateral is other than the address of the Debtor set forth above; and (ii) within ten (10) days prior to the relocation of any Collateral to any place other than the address of the Debtor set forth above or the location identified in any previously submitted Collateral Location Schedule.
Representations, Warranties and Covenants. The Debtor represents and warrants to, and covenants and agrees with the Agent that each of the following is true and will remain true until termination of this agreement and full and final payment of all Liabilities:
1.	Its principal residence or chief executive office is at the address shown above;
2.	The Debtor’s name as it appears in this agreement is its exact name as it appears in the Debtor’s organizational documents, as amended, including any trust documents;
3.
It is or will become the owner of the Collateral free from any liens, encumbrances or security interests, except for this security interest and existing liens disclosed to and accepted by the Agent in writing, and it will defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral;

4.
It will keep the Collateral free of liens, encumbrances and other security interests, except for this security interest, maintain the Collateral in good repair, not use it illegally and exhibit the Collateral to the Agent on demand;

5.
At its own expense, the Debtor will maintain comprehensive casualty insurance on the Collateral against such risks, in such amounts, with such deductibles and with such companies as may be satisfactory to the Agent. Each insurance policy shall contain a lender’s loss payable endorsement in form and substance satisfactory to the Agent and a prohibition against cancellation or amendment of the policy or removal of the Agent as loss payee without at least thirty (30) days’ prior written notice to the Agent. In all events, the amounts of such insurance coverages shall conform to prudent business practices and shall be in such minimum amounts that the Debtor will not be deemed a co-insurer. The policies and certificates evidencing them, shall, if the Agent so requests, be deposited with the Agent. The Debtor authorizes the Agent to endorse on the Debtor’s behalf and to negotiate drafts reflecting proceeds of insurance of the Collateral, provided that the Agent shall remit to the Debtor such surplus, if any, as remains after the proceeds have been applied, at the Agent’s option, to the satisfaction of all of the Liabilities (in such order of application as the Agent may elect) or to the establishment of a cash collateral account for the Liabilities;

6.
It will not sell, lease, license or offer to sell, lease, license or otherwise transfer the Collateral or any rights in or to the Collateral, without the written consent of the Agent, except for the sale of inventory in the ordinary course of business;

7.
It will not change the location of the Collateral from the locations of the Collateral described in this agreement and any separate Collateral Location Schedule provided to the Agent, without providing at least ten (10) days’ prior written notice to the Agent by means of submitting a Collateral Location Schedule;

8.	It will pay promptly when due all taxes and assessments upon the Collateral, or for the use or operation of the Collateral;
9.
No financing statement covering all or any part of the Collateral or any proceeds is on file in any public office, unless the Agent has approved that filing. From time to time at the Agent’s request, the Debtor will execute one or more financing statements or similar record and a control agreement with respect to the proceeds in form satisfactory to the Agent and will pay the cost of filing them in all public offices where filing is deemed by the Agent to be necessary or desirable. In addition, the Debtor shall execute and deliver, or cause to be executed and delivered, such other documents as the Agent may from time to time request to perfect or to further evidence the security interest created in the Collateral by this agreement including, without limitation: (a) any certificate or certificates of title to the Collateral with the security interest of the Agent noted thereon or executed applications for such certificates of title in form satisfactory to the Agent; (b) any assignments of claims under government contracts which are included as part of the Collateral, together with any notices and related documents as the Agent may from time to time request; (c) any assignment of any specific account receivable as the Agent may from time to time request; (d) a notice of and acknowledgment of the Agent’s security interest and a control agreement with respect to any Collateral, all in form and substance satisfactory to the Agent; (e) a notice to and acknowledgment from any person holding or in possession of any Collateral that such persons holds the Collateral as a bailee for the Agent’s benefit, all in form and substance satisfactory to the Agent; and (f) any consent to the assignment of proceeds of any letter of credit, all in form and substance satisfactory to the Agent;

10.
It will not, without the Agent’s prior written consent, change the Debtor’s name, the Debtor’s business organization, the jurisdiction under which the Debtor’s business organization is formed or organized, or the Debtor’s chief executive office, or of any additional places of the Debtor’s business;

11.
It will provide any information that the Agent may reasonably request and will permit the Agent or the Agent’s agents to inspect and copy its books, records, data and the Collateral at any time during normal business hours;

12.
The Agent shall have the right now, and at any time in the future in its sole and absolute discretion, without notice to the Debtor, to (a) prepare, file and sign the Debtor’s name on any proof of claim in bankruptcy or similar document against any owner of the Collateral and (b) prepare, file and sign the Debtor’s name on any financing statement, notice of lien, assignment or satisfaction of lien or similar document in connection with the Collateral. The Debtor hereby authorizes the Agent to file financing statements covering Collateral or such lesser amount of assets as the Agent may determine, or the Agent may, at its option, file financing statements or similar records containing any collateral description which reasonably describes the Collateral in which a security interest is granted under this agreement;

13.
Immediately upon the Debtor’s receipt of any Collateral evidenced by an agreement, “instrument,” “chattel paper,” certificated “security” or “document” (as such terms are defined in the UCC) (collectively, “Special Collateral”), the Debtor shall mark the Special Collateral to show that it is subject to the Agent’s security interest and shall deliver the original to the Agent together with appropriate endorsements and other specific evidence of assignment or transfer in form and substance satisfactory to the Agent;

14.
The Debtor shall keep all tangible Collateral in good order and repair and shall not waste or destroy any of the Collateral, nor use any of the Collateral in violation of any applicable law or any policy of insurance thereon. To the extent that the Collateral consists of “farm products” (as defined in the UCC), the Debtor shall attend to and care for the crops and livestock in accordance with the best practices of good husbandry, and do, or cause to be done, any and all acts that may at any time be appropriate or necessary to grow, raise, harvest, care for, preserve and protect the farm products;

15.
Except as may be otherwise disclosed in writing by the Debtor to the Agent, none of the Collateral is attached to real estate so as to constitute a “fixture” (as defined in the UCC) and none of the Collateral shall at any time hereafter be attached to real estate so as to constitute a fixture. If any of the Collateral is now or at any time hereafter becomes so attached to real estate so as to constitute a fixture, the Debtor shall, at any time upon the Agent’s request, furnish the Agent with a disclaimer of interest in the Collateral executed by each person or entity having an interest in such real estate.

Accounts; Chattel Paper; General Intangibles and Instruments. If the Collateral includes the Debtor’s “Accounts, Chattel Paper, General Intangibles and Instruments” and until the Agent gives notice to the Debtor to the contrary, the Debtor will, in the usual course of its business and at its own expense, on the Agent’s behalf but not as the Agent’s agent, demand and receive and use its best efforts to collect all moneys due or to become due with respect to the Collateral. Until the Debtor is in default, it may use the funds collected in its business. Upon notice from the Agent or upon default, the Debtor agrees that all sums of money it receives on account of or in payment or settlement of the Accounts, Chattel Paper, General Intangibles and Instruments shall be held by it as trustee for the Agent without commingling with any of the Debtor’s other funds, and shall immediately be delivered to the Agent with endorsement to the Agent’s order of any check or similar instrument. It is agreed that, at any time the Agent so elects, the Agent shall be entitled, in its own name or in the name of the Debtor or otherwise, but at the expense and cost of the Debtor, to collect, demand, receive, sue for or compromise any and all Accounts, Chattel Paper, General Intangibles, and Instruments, and to give good and sufficient releases, to endorse any checks, drafts or other orders for the payment of money payable to the Debtor and, in the Agent’s discretion, to file any claims or take any action or proceeding which the Agent may deem necessary or advisable. It is expressly understood and agreed, however, that the Agent shall not be required or obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts which may have been assigned to the Agent or to which the Agent may be entitled at any time or times. All notices required in this paragraph will be immediately effective when sent. Such notices need not be given prior to the Agent’s taking action. The Debtor appoints the Agent or the Agent’s designee as the Debtor’s attorney-in-fact to do all things with reference to the Collateral as provided for in this section including without limitation (1) to notify the post office authorities to change the Debtor’s mailing address to one designated by the Agent, (2) to receive, open and dispose of mail addressed to the Debtor, (3) to sign the Debtor’s name on any invoice or bill of lading relating to any Collateral, on assignments and verifications of account and on notices to the Debtor’s customers, and (4) to do all things necessary to carry out this agreement or to perform any of the obligations of the Debtor under this agreement. The Debtor ratifies and approves all acts of the Agent as attorney-in-fact. The Agent shall not be liable for any act or omission, nor any error of judgment or mistake of fact or law, but only for its gross negligence or willful misconduct. This power being coupled with an interest is irrevocable until all of the Liabilities have been fully satisfied and shall survive the death or disability of the Debtor.
Pledge. If the Debtor is not liable for all or any part of the Liabilities, then the Debtor agrees that:
1.
If any moneys become available from any source other than the Collateral that the Agent can apply to the Liabilities, the Agent may apply them in any manner it chooses, including but not limited to applying them against obligations, indebtedness or liabilities which are not secured by this agreement.

2.	The Agent may take any action against the Borrower, the Collateral or any other collateral for the Liabilities, or any other person or entity liable for any of the Liabilities.
3.
The Agent may release the Borrower or anyone else from the Liabilities, either in whole or in part, or release the Collateral in whole or in part or any other collateral for the Liabilities, and need not perfect a security interest in the Collateral or any other collateral for the Liabilities.

4.
The Agent does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on the Collateral or any other collateral for the Liabilities, or exercise any right of setoff.

5.
Without notice or demand and without affecting the Debtor’s obligations hereunder, from time to time, the Agent is authorized to: (a) renew, modify, compromise, rearrange, restate, consolidate, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Liabilities or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more sureties, endorsers, or guarantors; (c) take and hold other collateral for the payment of the Liabilities, and enforce, exchange, substitute, subordinate, impair, waive or release any such collateral; (d) proceed against the Collateral or any other collateral for the Liabilities and direct the order or manner of sale as the Agent in its discretion may determine; and (e) apply any and all payments received by the Agent in connection with the Liabilities, or recoveries from the Collateral or any other collateral for the Liabilities, in such order or manner as the Agent in its discretion may determine.

6.
The Debtor’s obligations hereunder shall not be released, diminished or affected by (a) any act or omission of the Agent, (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower or any of its assets or any other obligor on the Liabilities or that obligor’s assets, (c) any change in the composition or structure of the Borrower or any other obligor on the Liabilities, including a merger or consolidation with any other person or entity, or (d) any payments made upon the Liabilities.

7.
The Debtor expressly consents to any impairment of any other collateral for the Liabilities, including, but not limited to, failure to perfect a security interest and release of any other collateral for the Liabilities and any such impairment or release shall not affect the Debtor’s obligations hereunder.

8.
The Debtor waives and agrees not to enforce any rights of subrogation, contribution or indemnification that it may have against the Borrower, any person or entity liable on the Liabilities, or the Collateral, until the Borrower and the Debtor have fully performed all their obligations to the Agent, even if those obligations are not covered by this agreement.

9.
The Debtor waives (a) to the extent not prohibited by applicable law, all rights and benefits under any laws or statutes regarding sureties, as may be amended, (b) any right the Debtor may have to receive notice of the following matters before the Agent enforces any of its rights: (i) the Agent’s acceptance of this agreement, (ii) incurrence or acquisition of any Liabilities, any credit that the Agent extends to the Borrower, (iii) the Borrower’s default, (iv) any demand, diligence, presentment, dishonor and protest, or (v) any action that the Agent takes regarding the Borrower, anyone else, any other collateral for the Liabilities, or any of the Liabilities, which it might be entitled to by law or under any other agreement, (c) any right it may have to require the Agent to proceed against the Borrower, any guarantor or other obligor on the Liabilities, the Collateral or any other collateral for the Liabilities, or pursue any remedy in the Agent’s power to pursue, (d) any defense based on any claim that the Debtor’s obligations exceed or are more burdensome than those of the Borrower, (e) the benefit of any statute of limitations affecting the Debtor’s obligations hereunder or the enforcement hereof, (f) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Borrower for the Liabilities, and (g) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Liabilities or any portion thereof. The Agent may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver.

10.
The Debtor agrees that to the extent any payment or transfer is received by the Agent in connection with the Liabilities, and all or any part of such payment or transfer is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be transferred or repaid by the Agent or paid over to a trustee, receiver or any other person or entity, whether under any bankruptcy act or otherwise (any of those payments or transfers is hereinafter referred to as a “Preferential Payment”), then this agreement shall continue to be effective or shall be reinstated, as the case may be, even if all Liabilities have been paid in full, and whether or not the Agent is in possession of this agreement or whether agreement has been marked paid, cancelled, released or returned to the Debtor, and, to the extent of the payment or repayment or other transfer by the Agent, the Liabilities or part intended to be satisfied by the Preferential Payment shall be revived and continued in full force and effect as if the Preferential Payment had not been made. If this agreement must be reinstated, the Debtor agrees to execute and deliver to the Agent any new security agreements and financing statements, if necessary or if requested by the Agent, in form and substance acceptable to the Agent, covering the Collateral.

11.
The Debtor agrees to fully cooperate with the Agent and not to delay, impede or otherwise interfere with the efforts of the Agent to secure payment from the assets which secure the Liabilities including actions, proceedings, motions, orders, agreements or other matters relating to relief from automatic stay, abandonment of property, use of cash collateral and sale of the Agent’s collateral free and clear of all liens.

12.
The Debtor has (a) without reliance on the Agent or any information received from the Debtor and based upon the records and information the Debtor deems appropriate, made an independent investigation of the Borrower, the Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances that may bear upon those transactions, the Borrower or the obligations, liabilities and risks undertaken pursuant to this agreement; (b) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower and the Agent has no duty to provide any information concerning the Borrower or other obligor on the Liabilities to the Debtor; (c) full and complete access to the Borrower and any and all records relating to any Liabilities now or in the future owing by the Borrower; (d) not relied and will not rely upon any representations or warranties of the Debtor not embodied in this agreement or any acts taken by the Debtor prior to or after the execution or other authentication and delivery of this agreement (including but not limited to any review by the Debtor of the business, assets, operations, prospects and condition, financial or otherwise, of the Borrower); and (e) determined that the Debtor will receive benefit, directly or indirectly, and has or will receive fair and reasonably equivalent value, for the execution and delivery of this agreement and the rights provided to Agent. By entering into this agreement, the Debtor does not intend: (i) to incur or believe that the Debtor will incur debts that would be beyond the Debtor’s ability to pay as those debts mature; or (ii) to hinder, delay or defraud any creditor of the Debtor. The Debtor is neither engaged in nor about to engage in any business or transaction for which the remaining assets of the Debtor are unreasonably small in relation to the business or transaction, and any property remaining with the Debtor after the execution or other authentication of this agreement is not unreasonably small capital.

13.
If the Liabilities are secured by an interest in real property, the Debtor waives all rights and defenses that the Debtor may have because the Liabilities are secured by real property. This means, among other things: (a) the Agent may enforce its rights and remedies under this agreement without first foreclosing on any real or personal property collateral pledged by the Debtor or any other person or entity to secure the Liabilities; and (b) if the Agent forecloses on any real property collateral pledged by the Debtor or any other person or entity to secure the Liabilities: (i) the amount of the Liabilities may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sales price; and (ii) the Agent may enforce its rights and remedies under this agreement even if the Agent, by foreclosing on the real property collateral, has destroyed any right the Debtor may have to collect from the Borrower or any other person or entity. This is an unconditional and irrevocable waiver of any rights and defenses the Debtor may have because the Liabilities are secured by real property. The Debtor waives all rights and defenses arising out of an election of remedies by the Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Debtor’s rights of subrogation and reimbursement against the Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Without limiting any waiver, consent or agreement in this agreement, the Debtor further expressly waives to the extent not prohibited by applicable law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, that might otherwise be available to the Debtor under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections, including any revision or replacement of such statutes or rules hereafter enacted.

Default; Remedies. If any of the Liabilities are not paid at maturity, whether by acceleration or otherwise, or if a default by anyone occurs under the terms of any agreement related to any of the Liabilities, then the Agent shall have the rights and remedies provided by law or this agreement, including but not limited to the right to require the Debtor to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties, the right to take possession of the Collateral with or without demand and with or without process of law, and the right to sell and dispose of it and distribute the proceeds according to law. Should a default occur, the Debtor will pay to the Agent all costs reasonably incurred by the Agent for the purpose of enforcing its rights hereunder, to the extent not prohibited by law, including, without limitation: costs of foreclosure; costs of obtaining money damages; and a reasonable fee for the services of internal and outside attorneys employed or engaged by the Agent or its affiliates for any purpose related to this agreement, including, without limitation, consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or any proceeding. The Debtor agrees that upon default the Agent may dispose of any of the Collateral in its then present condition, that the Agent has no duty to repair or clean the Collateral prior to sale, and that the disposal of the Collateral in its present condition or without repair or clean-up shall not affect the commercial reasonableness of such sale or disposition. The Agent’s compliance with any applicable state or federal law requirements in connection with the disposition of the Collateral will not adversely affect the commercial reasonableness of any sale of the Collateral. The Agent may disclaim warranties of title, possession, quiet enjoyment, and the like, and the Debtor agrees that any such action shall not affect the commercial reasonableness of the sale. In connection with the right of the Agent to take possession of the Collateral, the Agent may take possession of any other items of property in or on the Collateral at the time of taking possession, and hold them for the Debtor without liability on the part of the Agent. The Debtor expressly agrees that the Agent may enter upon the premises where the Collateral is believed to be located without any obligation of payment to the Debtor, and that the Agent may, without cost, use any and all of the Debtor’s “equipment” (as defined in the UCC) in the manufacturing or processing of any “inventory” (as defined in the UCC) or in growing, raising, cultivating, caring for, harvesting, loading and transporting of any of the Collateral that constitutes “farm products” (as defined in the UCC). If there is any statutory requirement for notice, that requirement shall be met if the Agent sends notice to the Debtor at least ten (10) days prior to the date of sale, disposition or other event giving rise to the required notice, and such notice shall be deemed commercially reasonable. The Debtor is liable for any deficiency remaining after disposition of the Collateral. Notwithstanding anything to the contrary set forth in this agreement, the Agent’s rights to recover attorneys’ fees and other legal expenses hereunder is subject to California Civil Code Section 1717, including any revision or replacement of such statute or rule hereafter enacted.

Miscellaneous.
1.
Where the Collateral is located at, used in or attached to a facility leased by the Debtor, the Debtor will obtain from the lessor a consent to the granting of this security interest and a release or subordination of the lessor’s interest in any of the Collateral, in form and substance satisfactory to the Agent.

2.
At its option the Agent may, but shall be under no duty or obligation to, discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, pay for insurance on the Collateral, and pay for the maintenance and preservation of the Collateral, and the Debtor agrees to reimburse the Agent on demand for any payment made or expense incurred by the Agent, with interest at the highest rate at which interest may accrue under any of the instruments or documents evidencing the Liabilities.

3.
No delay on the part of the Agent in the exercise of any right or remedy waives that right or remedy, no single or partial exercise by the Agent of any right or remedy precludes any other exercise of it or the exercise of any other right or remedy, and no waiver or indulgence by the Agent of any default is effective unless it is in writing and signed by the Agent, nor does a waiver on one occasion waive that right on any future occasion.

4.	If any provision of this agreement is invalid, it shall be ineffective only to the extent of its invalidity, and the remaining provisions shall be valid and effective.
5.
Except as provided in the Accounts; Chattel Paper; General Intangibles; and Instruments paragraph above, any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Agent, at its main office if no other address of the Agent is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (c) on the third Delivery Day after the notice is deposited in the mail. “Delivery Day” means a day other than a Saturday, a Sunday, or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

6.
All rights of the Agent benefit the Agent’s successors and assigns; and all obligations of the Debtor bind the Debtor’s heirs, executors, administrators, successors and assigns. If more than one person or entity signs as the Debtor, their obligations are joint and several and each agreement, representation, warranty and covenant shall be individual, joint and several and the “Collateral” includes any property that is owned by any Debtor individually or jointly with any other.

7.
A carbon, photographic or other reproduction of this agreement is sufficient as, and can be filed as, a financing statement. The Agent is irrevocably appointed the Debtor’s attorney-in-fact to execute any financing statement on the Debtor’s behalf covering the Collateral. The Debtor authorizes the Agent to file one or more financing statements or similar records related to the security interests created by this agreement, and further authorizes the Agent, as secured party herein, instead of the Debtor, to sign such financing statements and other similar records.

8.	Time is of the essence under this agreement and in the performance of every term, covenant and obligation contained herein.
Security Agreement in Addition to Other Security Agreements. This Agreement is in addition to and not in substitution or replacement of any other security agreement executed by the Debtor in favor of the Agent, and the Agent’s rights under this Agreement and any such other security agreement are cumulative.
Indemnification. The Debtor agrees to indemnify, defend and hold the Agent, its parent companies, subsidiaries, affiliates, their respective successors and assigns and each of their respective shareholders, directors, officers, employees and agents (collectively the “Indemnified Persons”) harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, interest, penalties, attorneys’ fees (including the fees and expenses of attorneys engaged by the Indemnified Person at the Indemnified Person’s reasonable discretion) and amounts paid in settlement (“Claims”) to which any Indemnified Person may become subject arising out of or relating to this agreement or the Collateral, except to the limited extent that the Claims are proximately caused by the Indemnified Person’s gross negligence or willful misconduct. The indemnification provided for in this paragraph shall survive the termination of this agreement and shall not be affected by the presence, absence or amount of or the payment or nonpayment of any claim under, any insurance.
Reinstatement. This agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Debtor for liquidation or reorganization, should the Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Debtor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Debtor’s obligations under this agreement, the Credit Agreement, and/or the other Loan Documents, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Debtor’s obligations under this agreement, the Credit Agreement, and/or the other Loan Documents, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Debtor’s obligations under this agreement, the Credit Agreement, and the other Loan Documents shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Governing Law and Venue. This agreement shall be governed by and construed in accordance with the laws of the State of California (without giving effect to its laws of conflicts), and to the extent applicable, federal law, except to the extent that the laws regarding the perfection and priority of security interests of the state(s) in which either the Debtor or any property securing the Liabilities is located are applicable. The Debtor agrees that any legal action or proceeding with respect to any of its obligations under this agreement may be brought by the Agent in any state or federal court located in the State of California, as the Agent in its sole discretion may elect. By the execution and delivery of this agreement, the Debtor submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Debtor waives any claim that the State of California is not a convenient forum or the proper venue for any such suit, action or proceeding.
Additional Representations, Warranties and Covenants. The Debtor represents, warrants and covenants to the Agent that each of the following is true and will remain true until termination of this agreement and payment in full of all Liabilities: (a) the execution and delivery of this agreement and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, and do not require the consent or approval of any governmental authority or any third party; (b) this agreement is a valid and binding agreement, enforceable according to its terms; and (c) all balance sheets, profit and loss statements, and other financial statements furnished to the Agent in connection with the Liabilities are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. The Debtor, other than a natural person, further represents that: (a) it is duly organized, validly existing and in good standing under the laws of the state where it is organized and in good standing in each state where it is doing business; and (b) the execution and delivery of this agreement and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; and (ii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any agreement or document governing its affairs.
WAIVER OF SPECIAL DAMAGES. THE DEBTOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE AGENT IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.
JURY WAIVER AND JUDICIAL REFERENCE PROVISION. THE DEBTOR AND THE AGENT HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN OR AMONG THE DEBTOR AND THE AGENT ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE AGENT TO PROVIDE THE FINANCING DESCRIBED HEREIN.
IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST THE DEBTOR OR THE AGENT IN CONNECTION WITH ANY CONTROVERSY, DISPUTE OR CLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) (EACH, A “CLAIM”) AND THE WAIVER SET FORTH IN THE PRECEDING PARAGRAPH IS NOT ENFORCEABLE IN SUCH ACTION OR PROCEEDING, THE DEBTOR AND THE AGENT (BY ITS ACCEPTANCE HEREOF) AGREE AS FOLLOWS:
(1) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN PARAGRAPH (2) BELOW, ANY CLAIM WILL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.2, INCLUDING ANY REVISION OR REPLACEMENT OF SUCH STATUTES OR RULES HEREAFTER ENACTED. THE DEBTOR AND THE AGENT INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638, INCLUDING ANY REVISION OR REPLACEMENT OF SUCH STATUTE OR RULE HEREAFTER ENACTED. EXCEPT AS OTHERWISE PROVIDED IN THIS AND THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION WITH THE LIABILITIES, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN THE STATE OR FEDERAL COURT IN THE COUNTY OR DISTRICT WHERE VENUE IS OTHERWISE APPROPRIATE UNDER APPLICABLE LAW.
(2) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY; (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING, WITHOUT LIMITATION, SET-OFF); (C) APPOINTMENT OF A RECEIVER; AND (D) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING, WITHOUT LIMITATION, WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS DOCUMENT DOES NOT LIMIT THE RIGHT OF THE DEBTOR OR THE AGENT TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) — (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF THE DEBTOR OR THE AGENT TO A REFERENCE PROCEEDING PURSUANT TO THIS DOCUMENT.
(3) UPON THE WRITTEN REQUEST OF THE DEBTOR OR THE AGENT, THE DEBTOR AND THE AGENT SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE DEBTOR AND THE AGENT DO NOT

AGREE UPON A REFEREE WITHIN TEN (10) DAYS OF SUCH WRITTEN REQUEST, THEN, THE DEBTOR OR THE AGENT, MAY REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B), INCLUDING ANY REVISION OR REPLACEMENT OF SUCH STATUTE OR RULE HEREAFTER ENACTED.
(4) ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN THE DEBTOR OR THE AGENT SO REQUESTS, A COURT REPORTER WILL BE USED AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.
(5) THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE DEBTOR AND THE AGENT SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND MAY ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA. THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING, WITHOUT LIMITATION, MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT THE REFEREE’S DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.
(6) THE DEBTOR AND THE AGENT RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY.
[signature pages follow]

IN WITNESS WHEREOF, the Debtor and the Agent have executed this agreement as of the date first above written.

DEBTOR: IRIS GLOBAL NETWORK, INC., a Delaware corporation
By:
Name:
Title:

AGENT: JPMORGAN CHASE BANK, N.A., as the Agent
By:
Name:
Title:
Outside Counsel Prepared
Paul, Hastings, Janofsky & Walker, LLP/Peter S. Burke

Collateral Location Schedule

Date:	Debtor:
Check one: ☐ Designation of initial location of Collateral ☐ Notice of intent to relocate Collateral	Date of Continuing Security Agreement:
Instructions: This schedule should be completed by the Debtor (the owner of the Collateral) described in the Continuing Security Agreement to which this form is attached, if the Collateral is located at or will be relocated to, any place other than the Debtor’s address set forth in the Continuing Security Agreement. The Debtor is required to notify the Agent in writing at least ten (10) days’ prior to changing the location of any Collateral. The Debtor represents and warrants that the Collateral is located or stored at the location(s) described below and if any location(s) is leased or used for storage and not owned by the Debtor, the name, address and the phone number of the Landlord or owner of the warehouse (“Warehouseman”) and contact name is set forth below with respect to the leased or storage premises.
Please PRINT or TYPE the following information.

Collateral Location	Landlord/Warehouseman Information
Address:	☐ Check if Collateral Location is owned by the Debtor, otherwise, check applicable box and complete information below.
☐ Landlord ☐ Warehouseman
City, State:	Name:
Address:
Zip Code:	Suite Number:
City, State:
Collateral:	Zip Code:
Contact Name:
Phone Number:

Collateral Location	Landlord/Warehouseman Information
Address:	☐ Check if Collateral Location is owned by the Debtor, otherwise, check applicable box and complete information below.
☐ Landlord ☐ Warehouseman
City, State:	Name:
Address:
Zip Code:	Suite Number:
City, State:
Collateral:	Zip Code:
Contact Name:
Phone Number:

Collateral Location	Landlord/Warehouseman Information
Address:	☐ Check if Collateral Location is owned by the Debtor, otherwise, check applicable box and complete information below.
☐ Landlord ☐ Warehouseman
City, State:	Name:
Address:
Zip Code:	Suite Number:
City, State:
Collateral:	Zip Code:
Contact Name:
Phone Number:

Collateral Location	Landlord/Warehouseman Information
Address:	☐ Check if Collateral Location is owned by the Debtor, otherwise, check applicable box and complete information below.
☐ Landlord ☐ Warehouseman
City, State:	Name:
Address:
Zip Code:	Suite Number:
City, State:
Collateral:	Zip Code:
Contact Name:
Phone Number:

DEBTOR:
By:
Name:
Title: